NET LOSS PER SHARE ATTRIBUTABLE TO SHAREHOLDERS	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
NET LOSS PER SHARE ATTRIBUTABLE TO SHAREHOLDERS

NOTE 16 – NET LOSS PER SHARE ATTRIBUTABLE TO SHAREHOLDERS

The following table sets forth the computation of basic and diluted net loss per share attributable to Shareholders for the periods presented:

	Year Ended December 31,
	2023	2022	2021
Numerator:
Net loss	$(33,655)	$(20,679)	$(34,512)
Denominator:
Weighted-average ordinary shares outstanding used in computing net loss per share attributable to shareholders	15,495,298	15,477,374	15,391,244
Weighted average fully vested options and warrants for the Company’s Ordinary Shares at an exercise price of NIS 0.01 per share	2,551,444	1,546,023	1,573,483
Weighted average number of shares	18,046,742	17,023,397	16,964,727
Net loss per share attributable to shareholders, basic and diluted	$(1.86)	$(1.21)	$(2.03)

The potentially dilutive options to purchase Ordinary Shares that were excluded from the computation amounted to 3,642,987, 3,160,699, and 3,454,104 options for the years ended December 31, 2023, 2022, and 2021, respectively, as their effect is anti-dilutive. As a result, diluted net loss per share is the same as basic net loss per share for each of the periods presented.

In addition, the Company has not considered the effect of the potential conversion of the SAFEs (see Note 9), Convertible Loans, Bridge Loans (see Note 10), or Redeemable Crossover Preferred Shares Liability (see Note 8) to Ordinary Shares of the Company in the calculation of diluted net loss per share since the conversion of these instruments is contingent upon the occurrence of future events.